                             CONTRIBUTION AGREEMENT

                                  BY AND AMONG

                         INHALE THERAPEUTIC SYSTEMS INC.
                             A DELAWARE CORPORATION,



                        INHALE 201 INDUSTRIAL ROAD, L.P.
                        A CALIFORNIA LIMITED PARTNERSHIP



                                       AND



                        BERNARDO PROPERTY ADVISORS, INC.
                            A CALIFORNIA CORPORATION





                               SEPTEMBER __, 2000




                                    PROJECT:

                               201 INDUSTRIAL ROAD
                             SAN CARLOS, CALIFORNIA

                         AGREEMENT FOR THE CONTRIBUTION
                                     OF THE
                           201 INDUSTRIAL ROAD PROJECT
                             SAN CARLOS, CALIFORNIA



         THIS AGREEMENT FOR THE CONTRIBUTION OF 201 INDUSTRIAL ROAD PROJECT (this "AGREEMENT") is made and entered into as September __, 2000 by and among INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("CONTRIBUTOR"), INHALE 201 INDUSTRIAL ROAD, L.P., a California limited partnership ("PARTNERSHIP") and BERNARDO PROPERTY ADVISORS, INC., a California corporation ("BPA").

                                    RECITALS

         A. Contributor owns certain real property currently partially improved with a building being constructed thereon, situated at 201 Industrial Road, San Carlos, California, legally described on Exhibit A attached hereto (the "REAL PROPERTY"). Contributor also owns certain contract rights, plans, drawings, specifications and reports used in connection with the ownership and improvement of the Real Property and construction of the Project (defined below), including without limitation Contributor's interest in and rights under the Construction Contracts (the "INTANGIBLE PROPERTY"). The Real Property and the Intangible Property are sometimes referred to collectively herein as the "PROPERTY."

         B. Pursuant to this Agreement, Contributor shall contribute the Property to Partnership and Partnership shall grant a 49.0% limited partnership interest in Partnership to Contributor.

         C. On the Closing Date, Partnership, as "Landlord," and Contributor as "Tenant" shall enter into a Build-to-Suit Lease Agreement in the form attached hereto as Exhibit B (the "LEASE"). Pursuant to the Lease and the plans, specifications, and other documents contemplated by the Lease or otherwise incorporated into the Lease (collectively with the Lease, the "LEASE DOCUMENTS"), Partnership will construct and/or complete certain improvements on the Real Property, including (i) two connected four-story buildings containing an aggregate of approximately 390,000 square feet, consisting of approximately 171,965 square feet of rentable area and two lower stories primarily of parking for the foregoing buildings as well as for adjacent property currently leased and occupied by Contributor located at 150 Industrial Road; (ii) site improvements; and (iii) certain other improvements, all as set forth in the Lease Documents (collectively, the "PROJECT").

         D. Partnership now desires to accept from Contributor and Contributor desires to contribute to Partnership, the Property, on and subject to the terms and conditions contained in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, Partnership and Contributor do hereby agree as follows:


                                        1.

                                    ARTICLE I

                                BASIC DEFINITIONS

         Unless the context otherwise specifies or requires for the purpose of this Agreement, all words and phrases having their initial letters capitalized herein shall have the meanings set forth below:

         ASSIGNMENT OF INTANGIBLE PROPERTY. The term "Assignment of Intangible Property" shall have the meaning assigned to such term in Section 6.1(a)(iii) of this Agreement.

         BROKER. The term "Broker" shall mean BT Commercial (represented by Gregg Domanico).

         CALIFORNIA CERTIFICATE. The term "California Certificate" shall have the meaning assigned to such term in Section 6.1(a)(v) of this Agreement.

         CLOSING DATE. The term "Closing Date" shall mean a date as soon as possible and mutually agreeable to Partnership and Contributor for the close of escrow, but in no event shall the close of escrow with respect to the contribution of the Property be later than September __, 2000.

         CONSTRUCTION CONTRACTS. The term "Construction Contracts" shall refer collectively to the following contracts, entered into by Contributor and to be assigned to Partnership on the Closing Date: (a) Dowler-Gruman Architects contract dated March 16, 1999, (b) Dowler-Gruman Architects contract dated July 18, 2000, (c) South Bay Construction contract dated August 24, 1999, and (d) Rudolph & Sletten contract dated March 14, 2000.

         CONSTRUCTION COSTS. The term "Construction Costs" shall have the meaning assigned to such term in Section 2.2 of this Agreement.

         CONSTRUCTION FINANCING. The term "Construction Financing" shall refer to the loan or loans to be secured by deed(s) of trust on the Real Property in the approximate aggregate amount of $51,500,000 to be obtained by Partnership in order to construct the Project.

         CONTRACT PERIOD. The term "Contract Period" shall mean the period from the date of this Agreement through and including the Closing Date.

         CONTRIBUTOR'S INITIAL CAPITAL ACCOUNT. The term "Contributor's Initial Capital Account" shall have the meaning assigned to such term in Section 2.2.

         DEED. The term "Deed" shall have the meaning assigned to such term in
Section 6.1(a)(i) of this Agreement.

         DEPOSIT. The term "Deposit" shall have the meaning assigned to such term in Article V of this Agreement.

         FIRPTA CERTIFICATE. The term "FIRPTA Certificate" shall have the meaning assigned to such term in Section 6.1(a)(vi) of this Agreement.

         HAZARDOUS SUBSTANCE. The term "Hazardous Substance" shall have the meaning set forth in Section 25359.7 of the California Health and Safety Code.

         INTANGIBLE PROPERTY. The term "Intangible Property" shall have the meaning assigned to such term in Recital A of this Agreement.

         LEASE. The term "Lease" shall have the meaning assigned to such term in Recital C of this Agreement.

         LEASE DOCUMENTS. The term "Lease Documents" shall have the meaning assigned to such term in Recital C of this Agreement.

         LIMITATION PERIOD. The term "Limitation Period" shall have the meaning assigned to such term in Section 4.4(a) of this Agreement.

         MEMORANDUM OF LEASE. The term "Memorandum of Lease" shall have the meaning assigned to such term in Section 6.1(a)(ii) of this Agreement.

         MEMORANDUM OF PARKING LEASE. The term "Memorandum of Parking Lease" shall have the meaning assigned to such term in Section 6.1(a)(iv) of this Agreement.

         OWNER'S POLICY. The term "Owner's Policy" shall have the meaning assigned to such term in Section 3.1(a)(i) of this Agreement.

         PARKING LEASE. The term "Parking Lease" shall have the meaning assigned to such term in Section 6.1(a)(iv) of this Agreement.

         PERMITTED EXCEPTIONS. The term "Permitted Exceptions" shall have the meaning assigned to such term in Section 2.4 of this Agreement.

         PROJECT. The term "Project" shall have the meaning assigned to such term in Recital C of this Agreement.

         PROPERTY. The term "Property" shall mean the Real Property and the Intangible Property collectively.

         REAL ESTATE COMPENSATION. The term "Real Estate Compensation" shall have the meaning assigned to such term in Section 7.2 of this Agreement.

         REAL PROPERTY. The term "Real Property" shall have the meaning assigned to such term in Recital A.

         TITLE COMPANY. The term "Title Company" shall mean Chicago Title Company, 189 El Camino Real, San Carlos, California 94070.

                                   ARTICLE II

                                  CONTRIBUTION

         SECTION 2.1 CONTRIBUTION AND ACCEPTANCE. Contributor agrees to contribute the Property to Partnership, and Partnership agrees to accept the Property upon and subject to all of the terms, covenants and conditions set forth in this Agreement.

         SECTION 2.2 CONTRIBUTOR'S INITIAL CAPITAL ACCOUNT; REIMBURSEMENT OF CONSTRUCTION COSTS. In consideration for its contribution of the Property to Partnership, Contributor will receive a 49.0% limited partnership interest in Partnership with an initial capital account of Twelve Million Dollars ($12,000,000) ("CONTRIBUTOR'S INITIAL CAPITAL ACCOUNT"). In addition, Contributor shall be reimbursed by Partnership in the amount of all costs and expenses incurred or paid for by Contributor up through the Closing Date in connection with the planning, permitting and construction of the building currently being constructed on the Real Property, or the Project, including, without limitation, both hard and soft costs and off-site and on-site improvements to the Real Property ("CONSTRUCTION COSTS") through the escrow described in Section 6.1 below. A schedule of Construction Costs as of the date hereof is set forth on Schedule 2.2, attached hereto and incorporated herein. A revised and updated Schedule 2.2 shall be prepared and substituted for the
Schedule 2.2 currently attached hereto prior to Closing.

         SECTION 2.3 PARTNERSHIP'S REVIEW AND CONTRIBUTOR'S DISCLAIMER.

                  (a) Heretofore, Partnership has made a complete review and inspection of the physical, legal, economic and environmental condition of the Property and the Real Property, including, without limitation, the status of the construction currently taking place on the Real Property, any leases and contracts affecting the Property or the Real Property, books and records maintained by Contributor or its agents relating to the Property or the Real Property, boundary and other survey-related issues relating to the Property or the Real Property, pest control matters, soil condition, asbestos, PCB, hazardous waste, toxic substance or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, plans and specifications, structural, life safety, HVAC and other building system and engineering characteristics, traffic patterns and all other information pertaining to the Property or the Real Property. Partnership acknowledges (i) that Partnership has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Property, and (ii) that Partnership is not relying upon any representations and warranties, other than those specifically set forth in Section 4.1 below, made by Contributor or anyone acting or claiming to act on Contributor's behalf concerning the Property. Partnership further acknowledges that it has not received from Contributor and in any event is not relying on any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction, and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Partnership specifically undertakes and assumes all risks associated with all matters disclosed by Contributor to Partnership in writing. Subject to the provisions of Section 4.1 of this Agreement, Partnership shall accept the Property in its "AS-IS" condition on the Closing

Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation.

                  (b) BPA shall indemnify, defend and hold Contributor harmless from all loss, cost, and expense resulting from any entry or inspections performed by BPA, its agents, contractors or representatives (exclusive of the financial effects of the discovery, if any, of the presence of any Hazardous Substances), which obligation shall survive, for a period of three hundred and sixty five (365) days following Partnership's acquisition of the Real Property or termination of this Agreement.

         SECTION 2.4 PERMITTED TITLE EXCEPTIONS. Partnership has obtained and reviewed the condition of title to the Real Property and agrees that, for purposes of this Agreement, the following shall be deemed "PERMITTED EXCEPTIONS": those matters listed on Schedule B to that certain preliminary title report issued by Title Company dated as of August 2, 2000 under its number 112977-WEW. Notwithstanding anything to the contrary in this Agreement, Contributor agrees that it shall cause to be removed (i) any exceptions reflecting monetary obligations incurred by Contributor, with the understanding that nothing in this sentence shall be deemed to relieve Partnership from reimbursing Contributor for the Construction Costs that are a part of the Contributor's Initial Capital Account, pursuant to Section 2.2, above and (ii) monetary encumbrances not created by Contributor, but which, in the aggregate, require $200,000 or less to remove.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1 CONDITIONS.

                  (a) Notwithstanding anything in this Agreement to the contrary, Partnership's obligation to accept the Property shall be subject to and contingent upon the satisfaction of the following conditions precedent on or before the Closing Date, any or all of which may be waived by Partnership in its sole discretion:

                           (i) The willingness of Title Company to issue its
American Land Title Association extended coverage Owner's Policy of Title Insurance [1992 Form] (the "Owner's Policy"), insuring Partnership in the amount of $60,000,000 that title to the Real Property is vested of record in Partnership on the Closing Date, subject only to the standard printed conditions and exceptions of such policy and to the Permitted Exceptions;

                           (ii) Contributor's execution and delivery of the
Lease on the Closing Date;

                           (iii) All of the representations and warranties of
Contributor contained in this Agreement shall be true and correct in all material respects as of the Closing Date;

                           (iv) The physical condition of the Real Property
shall be in as good a condition substantially on the Closing Date as on the date of this Agreement, construction progress, reasonable wear and tear excepted;

                           (v) No proceeding shall have been commenced against
Contributor under the federal Bankruptcy Code or any state law for relief of debtors;

                           (vi) Partnership shall have obtained the Construction
Financing on rates and terms acceptable to Partnership and Contributor, in their reasonable discretion; the Title Company shall be prepared to issue any title policy required by the lender under the Construction Financing ("Lender"), including any endorsements to said policy; and funding under the Construction Financing shall close simultaneously with the Closing.

                  (b) Notwithstanding anything in this Agreement to the contrary, Contributor's obligation to transfer the Property shall be subject to and contingent upon the satisfaction of the following conditions precedent on or before the Closing Date, any or all of which may be waived by Contributor in its sole discretion:

                           (i) The satisfaction or Partnership's written waiver
of the condition set forth in Section 3.1 (a)(i) above;

                           (ii) Partnership's execution and delivery of the
Lease on the Closing Date;

                           (iii) All of the representations and warranties of
Partnership contained in this Agreement shall be true and correct in all material respects as of the Closing Date; and

                           (iv) Partnership shall have obtained the Construction
Financing on rates and terms acceptable to Partnership and Contributor, in their reasonable discretion; the Title Company shall be prepared to issue any title policy required by the Lender, including any endorsements to said policy; and funding under the Construction Financing shall close simultaneously with the Closing.

         SECTION 3.2 FAILURE OR WAIVER OF CONDITIONS PRECEDENT. In the event any of the conditions set forth in Section 3.1 are not fulfilled or waived, the party benefited by such condition may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall be at an end. In the event this Agreement is terminated as a result of the failure of any condition set forth in Section 3.1, Contributor shall return the full amount of the Deposit to Partnership. In any event, Partnership's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions.

                                   ARTICLE IV

                    COVENANTS, WARRANTIES AND REPRESENTATIONS

         SECTION 4.1 CONTRIBUTOR'S WARRANTIES AND REPRESENTATIONS. Contributor hereby makes the following representations and warranties to Partnership as of the date of this Agreement; provided that each of such representations and warranties shall be deemed to be modified by any contrary or qualifying information contained in any reports, schedules or other informational materials delivered to Partnership on or before the date of this Agreement:

                  (a) Contributor has, and as of the Closing shall have, full power and lawful authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, and all actions of Contributor necessary to confer such power and authority upon the persons executing this Agreement (and all documents which are contemplated by this Agreement) on behalf of Contributor have been taken;

                  (b) To Contributor's knowledge, Contributor has received, no written notice from any governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending;

                  (c) To Contributor's knowledge, Contributor has received no written notice of any threatened or pending litigation, arbitration, unsatisfied orders or judgments, governmental investigations or proceedings against Contributor or affecting the Real Property which would materially affect the Real Property or Contributor's capacity to perform under its Agreement;

                  (d) Contributor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code; and

                  (e) To Contributor's knowledge, Contributor has received no written notice from any governmental authority that the Real Property or any of the improvements located on the Real Property are presently in violation of any applicable building codes, zoning or land use laws, or other law, order, ordinance, rule or regulation affecting the Real Property.

                  (f) No proceedings under any federal or state bankruptcy or insolvency laws have been commenced by or against Contributor which have not been terminated; no general assignment for the benefit of creditors has been made by Contributor; and no trustee or receiver of Contributor's property has been appointed.

                  (g) To Contributor's knowledge, Contributor has not received any written notice or information regarding the Real Property's failure to comply with or violation of any restrictive easements or covenants affecting the Real Property.

                  (h) There are no leases affecting the Real Property other than as contemplated hereby;

                  (i) To Contributor's knowledge (i) there has not been any release of any Hazardous Substance on or beneath the Real Property in violation of any applicable law, and (ii) Contributor has received no written notice of any violation of claimed violation of any law, rule, or regulation relating to Hazardous Substances;

                  (j) To Contributor's knowledge, title to the Real Property is not subject to any liens or encumbrances (including mechanics' liens) including, without limitation, liens or claims for delinquent taxes, and security agreements and pledges, except for those exceptions to title shown in the preliminary title report or the other Permitted Exceptions;

                  (k) Except for the Construction Contracts or agreements terminable at will without penalty or premium or as specified in this Agreement (including, without limitation, the

Permitted Exceptions), Contributor has not entered into any agreements or understandings concerning the Real Property by which Partnership would be bound following the Closing Date;

                  (l) To Contributor's knowledge, there are no taxes, assessments (special, general or otherwise) or bonds of any nature assessed against the Real Property, or any portion thereof, except as disclosed in the preliminary title report for the Real Property;

                  (m) To Contributor's knowledge, all utilities for servicing the Real Property are on site and paid current;

                  (n) To Contributor's knowledge, there are no existing, proposed, or contemplated plans to widen, modify or realign any street or highway which affects the size of, use of, or set-backs on the Real Property except as disclosed in writing to Partnership;

                  (o) Each Construction Contract constitutes a true, correct and complete copy of such Construction Contract. There are no material commitments or agreements affecting the Real Property which would survive Closing which have not been disclosed by Contributor to Partnership in writing;

                  (p) To Contributor's knowledge, Contributor is not in default of Contributor's obligations or liabilities pertaining to the Real Property or the Construction Contracts, nor, to Contributor's knowledge, are there facts, circumstances, conditions or events which, after notice or lapse of time, would constitute a default. Contributor has not received notice or information that any party to any of the Construction Contracts considers a breach or default to have occurred;

                  (q) The schedule of Construction Costs listed on Schedule 2.2 attached hereto is true, correct and complete;

                  (r) To Contributor's knowledge, all storm water flowing from the Real Property drains either into a public drainage system through easements or permitted locations for the benefit of the Real Property, except as disclosed in writing to Partnership;

                  (s) To Contributor's knowledge, there are no conditions which would materially and adversely affect the Real Property or any part thereof or Partnership's intended use and development thereof.

         As used herein, the term "CONTRIBUTOR'S KNOWLEDGE" or words of similar effect shall mean the current actual, subjective knowledge of Sharron Reiss-Miller. Neither Sharron Reiss-Miller nor any party other than Contributor shall bear responsibility for any breach of representation. Contributor, however, represents and warrants that Sharron Reiss-Miller is the individual with principal administrative and oversight responsibility for the Real Property.

         SECTION 4.2 CONTRIBUTOR'S COVENANTS. Contributor hereby covenants and agrees as follows:

                  (a) During the Contract Period, Contributor shall comply with its obligations under the Construction Contracts and shall ensure that the Real Property is operated and maintained in a manner consistent with current practices and maintain reasonable and customary levels and coverages of insurance and Contributor shall not create or acquiesce in the creation of liens or exceptions to title other than the Permitted Exceptions or voluntarily take any action to render any of the representations or warranties of Contributor set forth in Section
4.1 materially incorrect.

                  (b) During the Contract Period Contributor shall (i) remove the Real Property from the market, and (ii) cease and refrain from any and all negotiations with any other parties relating to any disposition of the Real Property;

                  (c) Except as referred to in Recital C and in accordance with the Construction Contracts, Contributor shall not take any actions with respect to modifying the proposed development of the Real Property, including, without limitation, applying for, pursuing, accepting or obtaining any permits, approvals or other development entitlements from any governmental or other regulatory entities or finalizing or entering into any agreements relating thereto without the prior written consent of Partnership (which consent may be granted or withheld in Partnership's reasonable discretion);

                  (d) Contributor shall not enter into, extend, renew or replace any existing Construction Contract in respect of the Real Property other than a contract for the construction of tenant improvements without the prior written consent of Partnership (which consent may be withheld in Partnership's reasonable discretion), unless the same shall be cancelable without penalty or premium, upon not more than thirty (30) days' notice from the owner of the Real Property and Contributor shall immediately notify Partnership of any such extension, renewal or replacement.

                  (e) Contributor shall promptly notify Partnership of any change in any condition with respect to the Real Property or any portion thereof or of any event or circumstance of which Contributor becomes aware subsequent to the date of this Agreement which (a) materially and adversely affects the Real Property or any portion thereof or the use or operation of the Real Property or any portion thereof, (b) makes any representation or warranty of Contributor to Partnership under this Agreement untrue or misleading, or (c) makes any covenant or agreement of Contributor under this Agreement incapable or less likely of being performed. It is expressly understood that Contributor's obligation to provide information to Partnership under this Section 4.2 shall in no way relieve Contributor of any liability for a breach by Contributor of any of its representations, warranties, covenants or agreements under this Agreement.

         SECTION 4.3 PARTNERSHIP'S WARRANTIES AND REPRESENTATIONS. Partnership hereby represents and warrants to Contributor that (a) Partnership has and as of the Closing Date shall have, full power and lawful authority to enter into and carry out the terms and conditions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, (b) all actions necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement to be executed on behalf of Partnership or its assignee have been taken, and (c) Partnership has received no written notice of any threatened or pending litigation which would materially affect Partnership's capacity to perform under this Agreement.

         SECTION 4.4 LIMITATIONS.

                  (a) The parties agree that (i) Contributor's representations and warranties set forth in Sections 4.1(a) and 4.1(d) and 4.1(f) shall survive Contributor's Contribution of the Real Property, (ii) all other warranties and representations of Contributor contained in this Agreement shall survive Contributor's contribution of the Real Property only for a period of 365 days after the Closing Date (the "LIMITATION PERIOD"), (ii) Contributor's aggregate liability for claims arising out of such representations and warranties shall not exceed $50,000 and (iii) Partnership shall provide actual written notice to Contributor of any breach of such warranties or representations and shall allow Contributor 30 days within which to cure such breach, or, if such breach cannot reasonably be cured within 30 days, an additional reasonable time period, so long as such cure has been commenced within such 30 days and diligently pursued. If Contributor fails to cure such breach after actual written notice and within such cure period, Partnership's sole remedy shall be an action at law for damages as a consequence thereof, which must be commenced, if at all, within the Limitation Period (except with respect to a breach of the Sections 4.1(a), (d) or (f)); provided, however, that if within the Limitation Period Partnership gives Contributor written notice of such a breach and Contributor commences to cure and thereafter terminates such cure effort, Partnership shall have an additional 30 days from the date of such termination within which to commence an action at law for damages as a consequence of Contributor's failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of such warranties or representations.

                  (b) Notwithstanding any contrary provision of this Agreement, if Contributor becomes aware during the Contract Period of any matters which make any of its representations or warranties untrue, Contributor shall promptly disclose such matters to Partnership in writing. In the event that Contributor so discloses any matters which make any of Contributor's representations or warranties untrue in any material respect or in the event that Partnership otherwise becomes aware during the Contract Period of any matters which make any of Contributor's representations or warranties untrue in any material respect, Contributor shall bear no liability for such matters (provided that Contributor has not breached an express covenant set forth in this Agreement), but Partnership shall have the right to elect in writing on or before the Closing Date, (i) to waive such matters and complete the acquisition of the Real Property in accordance with the terms of this Agreement, or (ii) to terminate this Agreement. Partnership's election to consummate the acquisition of the Real Property at Closing shall constitute Partnership's conclusive agreement to accept or waive any such matters discovered by or disclosed to Partnership prior to the Closing.

         SECTION 4.5 INDEMNIFICATIONS. Subject to the foregoing limitations and the provisions of Sections 6.3, 6.4 and 7.12:

                  (a) Contributor shall indemnify and defend Partnership and each of the Partners of Partnership (excluding Contributor) against and hold Partnership harmless from any and all claims, liabilities, losses, damages, costs and expenses, including, without limitation, all reasonable attorneys' fees, asserted against or suffered by Partnership resulting from (i) any breach by Contributor of this Agreement, (ii) the untruth, inaccuracy or breach of any of the representations and warranties made by Contributor pursuant to this Agreement, and (iii) any liability or obligation arising in connection with Contributor's use of the Real Property on or before the Closing Date.

                  (b) BPA shall indemnify and defend Contributor against and hold Contributor harmless from any and all claims, liabilities, losses, damages, costs and expenses, including, without limitation, all reasonable attorneys fees, asserted against or suffered by Contributor resulting from (i) any breach by BPA or Partnership caused by BPA of this Agreement, (ii) the untruth, inaccuracy or breach of any of the representations or warranties made by Partnership and caused by BPA pursuant to this Agreement, and (iii) except as otherwise provided in the Lease Documents and/or the Agreement of Limited Partnership of Inhale 201 Industrial Road, L.P. (the "Partnership Agreement"), any liability or obligation arising in connection with the Real Property accruing following the Closing Date.

                                    ARTICLE V

                                     DEPOSIT

Within two (2) business days following the execution of this Agreement by Partnership, Contributor and BPA, BPA shall deliver to Title Company, for deposit into the escrow described in Section 6.1 below, the sum of Ten Thousand Dollars ($10,000) (the "DEPOSIT"). In the event that this transaction is consummated as contemplated by this Agreement, then the entire amount of the Deposit, together with any interest accrued thereon, shall be credited against the Construction Costs payable to Contributor by Partnership. The entire amount of the Deposit, together with any interest accrued thereon, shall be returned immediately to BPA: (i) in the event of the failure of any of the conditions precedent set forth in Section 3.1(a) above; or (ii) in the event that (a) the conditions precedent set forth in Section 3.1(b) shall have been satisfied or waived (unless with respect to Sections 3.1(b) (iii) or (iv), satisfaction of any such conditions precedent was prevented by Contributor), (b) Partnership and BPA shall have performed fully or tendered performance of its obligations hereunder and (c) Contributor shall be unable or fail to perform its obligations, under this Agreement. Contributor reserves all rights and remedies available to it at law or in equity in the event of a default by Partnership or BPA in its obligations under this Agreement.

                                   ARTICLE VI

                               ESCROW AND CLOSING

         SECTION 6.1 ESCROW ARRANGEMENTS. An escrow for the contribution and payment of Construction Costs contemplated by this Agreement has been opened by Partnership and Contributor with Title Company. Promptly following the full execution of this Agreement, Contributor and Partnership shall each deliver escrow instructions to Title Company consistent with this Article VI, and the parties shall deposit in escrow the funds and documents described below.

                  (a) Contributor shall deposit (or cause to be deposited):

                           (i) a duly executed and acknowledged grant deed in
favor of Partnership from Contributor with respect to the Real Property in the form attached to this Agreement as Exhibit D (the "DEED")

                           (ii) duly executed and acknowledged counterparts of
the Lease and a Memorandum of Lease in the form attached to this Agreement as Exhibit E (the "MEMORANDUM OF LEASE");

                           (iii) a duly executed counterpart of an assignment
and assumption of Contributor's interest in the Intangible Property in the form attached to this Agreement as Exhibit F (the "ASSIGNMENT OF INTANGIBLE PROPERTY");

                           (iv) a duly executed and acknowledged counterpart of
a Memorandum of Parking Lease in the form attached to this Agreement as Exhibit G-1 (the "MEMORANDUM OF PARKING LEASE"), and a Parking Lease in the form attached to this Agreement as Exhibit G-2 (the "PARKING LEASE");

                           (v) a certificate from Contributor certifying the
information required by Sections 18662 of the California Revenue and Taxation Code and the regulations issued thereunder to establish that the transaction contemplated by this Agreement is exempt from the tax withholding requirements of such provisions (the "CALIFORNIA CERTIFICATE"); and

                           (vi) a certificate from Contributor certifying the
information required by Section 1445 of the Internal Revenue Code and the regulations issued thereunder to establish, for the purposes of avoiding Partnership's tax withholding obligations, that Contributor is not a "foreign person" as defined in Internal Revenue Code Section 1445(f)(3) (the "FIRPTA CERTIFICATE");

                           (vii) such evidence as the Title Company may
reasonably require as to the authority of the person or persons executing documents on behalf of Contributor;

                           (viii) such affidavits as may be customarily and
reasonably required by the Title Company, in a form reasonably acceptable to Contributor;

                           (ix) a closing statement acceptable to Contributor;

                           (x) such additional documents as shall be reasonably
required to consummate the transaction contemplated by this Agreement.

                  (b) Partnership shall deposit:

                           (i) immediately available funds sufficient to pay
Construction Costs to Contributor, plus sufficient additional cash to pay Partnership's share of all escrow costs and closing expenses;

                           (ii) a duly executed and acknowledged counterpart of
the Memorandum of Parking Lease and a duly executed counterpart of the Parking Lease;

                           (iii) the duly executed and, where applicable,
acknowledged counterparts of the Lease, the Memorandum of Lease and the Assignment of Intangible Property;

                           (iv) such evidence as the Title Company may
reasonably require as to the authority of the person or persons executing documents on behalf of Partnership;

                           (v) such affidavits as may be customarily and
reasonably required by the Title Company, in a form reasonably accepted to Partnership;

                           (vi) a closing statement acceptable to Partnership;

                           (vii) such additional documents as shall be
reasonably required to consummate the transaction contemplated by this Agreement.

         SECTION 6.2 CLOSING. Title Company shall close escrow on the Closing Date by:

                  (a) recording the Deed, the Memorandum of Parking Lease and the Memorandum of Lease, in that order, in the Official Records of San Mateo County, California;

                  (b) causing Title Company to issue (i) the Owner's Policy to Partnership and (ii) the lender's title policy to Lender;

                  (c) delivering to Partnership the FIRPTA Certificate, the California Certificate, the counterparts executed by Contributor of the Lease, Parking Lease and Assignment of Intangible Property, and conformed copies of all recorded documents; and

                  (d) delivering to Contributor the counterparts executed by Partnership of the Lease, Parking Lease and Assignment of Intangible Property, conformed copies of all recorded documents, and funds in the amount of the Construction Costs, as adjusted for credits, prorations and closing costs in accordance with this Article VI.

         SECTION 6.3 PRORATIONS.

                  (a) Real estate taxes and assessments constituting a lien and allocable to the payment period that includes the Closing Date, personal property taxes, if any, rental income and all other items of income, if any, and expense with respect to the Property shall be prorated between Contributor and Partnership as of the Closing Date. Income and expenses shall be prorated on the basis of a 30-day month and on the basis of the accrual method of accounting. All such items attributable to the period through and including the Closing Date shall be credited to Contributor; all such items attributable to the period following the Closing Date shall be credited to Partnership subject to Contributor's obligation to pay such items in accordance with the Lease Documents.

                  (b) Partnership and Contributor shall cooperate to produce prior to the Closing Date a schedule of prorations to be made on and after the Closing Date as complete and accurate as reasonably possible. All prorations which can be liquidated accurately or reasonably estimated as of the Closing Date shall be made in escrow on the Closing Date. All other prorations, and adjustments to initial estimated prorations, shall be made by the parties with due diligence and cooperation within 30 days following the Closing Date, or such later time as may be required to obtain necessary information for proration, by cashier's check or wire transfer of immediately available funds to the party yielding a net credit from such prorations from the other party.

         SECTION 6.4 OTHER CLOSING COSTS.

                  (a) Partnership shall pay (i) fifty percent (50%) of any escrow fees or costs charged by or reimbursable to Title Company, (ii) the title insurance premium for any Lender's Policy requested by any lender to Partnership, including costs of endorsements, extended coverage and related survey costs, (iii) fifty percent (50%) of the title insurance premium of the Owner's Policy including costs of endorsements and extended coverage, (iv) any loan fees and costs associated with any loan obtained by Partnership, and (v) the commission to Broker pursuant to Section 7.2

                  (b) BPA shall pay all fees and expenses of its legal counsel and other third party consultants engaged by or on behalf of BPA in connection with this transaction.

                  (c) Contributor shall pay (i) any county documentary transfer or transaction taxes or fees due on the transfer of the Real Property, (ii) any city documentary transfer or transaction taxes or fees due on the transfer of the Real Property, (iii) any prepayment fees or penalties, if any, to pay off existing mortgages affecting the Real Property, (iv) all fees and expenses of its legal counsel and other third party consultants engaged by or on behalf of Contributor in connection with this transaction, (v) fifty percent (50%) of the title insurance premium of the Owner's Policy including costs of endorsements and extended coverage, and (vi) fifty percent (50%) of any escrow fees charged by or reimbursable to Title Company.

                  (d) Any costs and expenses of closing that are not expressly identified in subparagraph (a), (b) or (c) above shall be allocated between the parties in accordance with prevailing custom in San Mateo County.

         SECTION 6.5 FURTHER DOCUMENTATION. At or following the close of escrow, Partnership and Contributor each shall execute any certificate or other instruments required by law or local custom or otherwise reasonably requested by the other party to effect the transaction contemplated by this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1 DAMAGE OR DESTRUCTION. Any risk of loss to the Real Property shall be borne by Contributor until the Closing Date. If prior to the Closing Date there are instituted any proceedings or any such proceedings are threatened, whether judicial, administrative, or otherwise which relate to the taking of any material portion of the Real Property by eminent domain or the Real Property is destroyed or materially damaged in whole or in part, Partnership shall have the right to terminate this Agreement by giving Contributor written notice within ten (10) business days after it has received written notice of such eminent domain proceedings or destruction of the Real Property. Upon any termination pursuant to this Section 7.1, the parties shall proceed as if this Agreement had been terminated by a failure of a condition precedent pursuant to Section 3.2 hereof. If Partnership does not terminate this Agreement, then on the Closing Date, Contributor shall assign to Partnership all of its right, title and interest in any proceeds or award arising out of such taking or destruction.

         SECTION 7.2 BROKERAGE COMMISSIONS AND FINDER'S FEES. Except with respect to the Broker, each party to this Agreement warrants to the other that no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "REAL ESTATE COMPENSATION") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Each party hereby agrees to indemnify and defend the other against and to hold the other harmless from any and all loss, cost, liability or expense (including but not limited to attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts. Partnership shall pay the Broker pursuant to a separate written agreement between Partnership and the BT Commercial, pursuant to which Partnership has agreed to pay Three Hundred Sixty Thousand Dollars ($360,000) to BT Commercial.

         SECTION 7.3 SUCCESSORS AND ASSIGNS. Partnership may not assign any of Partnership's rights or duties hereunder without the prior written consent of Contributor, which consent may be withheld in Contributor's sole and absolute discretion. Subject to the limitations on assignment expressed in this Section 7.3, this Agreement shall be binding upon, and inure to the benefit of, Partnership and Contributor and their respective successors and assigns.

         SECTION 7.4 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or other reputable overnight courier service, or (iv) transmitted by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and in all cases addressed as follows:

         TO PARTNERSHIP:                    INHALE 201 INDUSTRIAL ROAD, L.P.
                                            c/o Bernardo Property Advisors
                                            11440 West Bernardo Court, Suite 208
                                            San Diego, CA 92127
                                            Attention:  Alan D. Gold
                                            Fax No.     (858) 485-9843
                                            Phone No.   (858) 485-9840

         with copies to:                    David J. Dorne, Esq.
                                            SELTZER CAPLAN McMAHON VITEK
                                            750 B Street, Suite 2100
                                            San Diego, California  92101
                                            Fax No.     (619) 685-3100
                                            Phone No.   (619) 685-3003

         TO CONTRIBUTOR:                    INHALE THERAPEUTIC SYSTEMS, INC.
                                            150 Industrial Road
                                            San Carlos, California 94070
                                            Attn:  Sharron Reiss-Miller,
                                                   Vice President
                                            Fax No.     (650) 631-3150
                                            Phone No.   (650) 631-3100

                                            INHALE THERAPEUTIC SYSTEMS, INC.
                                            150 Industrial Road
                                            San Carlos, California  94070
                                            Attn:  Robert A. Donnally, Esq.
                                            Fax No.     (650) 631-3150
                                            Phone No.   (650) 631-3100

         with copies to:                    COOLEY GODWARD LLP
                                            One Maritime Plaza
                                            20th Floor
                                            San Francisco, California  94111
                                            Attn:  Anna B. Pope, Esq.
                                            Fax No.     (415) 951-3699
                                            Phone No.   (415) 693-2000

         TO BPA:                            BERNARDO PROPERTY ADVISORS
                                            11440 West Bernardo Court, Suite 208
                                            San Diego, CA 92127
                                            Attention:  Alan D. Gold
                                            Fax No.     (858) 485-9843
                                            Phone No.   (858) 485-9840


Any such notice shall be deemed delivered as follows: (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if sent by "next business day" Federal Express or other reputable overnight courier service, the next business day after being sent; or (c) if sent by facsimile transmission, the date transmitted to the person to receive such notice if sent by 5:00 p.m. Pacific Time and the next business day if sent after 5:00 p.m. Pacific Time, provided in either case that there is evidence of such transmission printed by the sending machine. Any notice sent by facsimile transmission must be confirmed by personally delivering or mailing a copy of the notice sent by facsimile transmission. Any party may change its address for notice by written notice given to the other at least three (3) business days before the effective date of such change in the manner provided in this Section.

         SECTION 7.5 TIME. Time is of the essence of every provision contained in this Agreement.

         SECTION 7.6 POSSESSION. The rights of possession of the Real Property (subject to the Lease) shall be delivered to Partnership on the Closing Date.

         SECTION 7.7 INCORPORATION BY REFERENCE. All of the exhibits and attachments attached to this Agreement or referred to herein and all documents in the nature of such exhibits, when executed, are by this reference incorporated in and made a part of this Agreement.

         SECTION 7.8 NO DEDUCTIONS OR OFF-SETS. Partnership acknowledges that the Construction Costs to be paid to Contributor pursuant to this Agreement is a net amount and shall not be subject to any off-sets or deductions, except as provided under Section 6.3, above.

         SECTION 7.9 ATTORNEYS' FEES. If Partnership, Contributor or BPA bring any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover all costs and expenses including, without limitation, reasonable attorneys' and paralegals' fees and expenses, incurred by such prevailing party. The foregoing includes, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in collection of any award(s), judgment or other relief, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101 et seq., or any successor statutes.

         SECTION 7.10 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. If any provision of this Agreement shall be determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement and all such other provisions shall remain in full force and effect.

         SECTION 7.11 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with and shall be governed and enforced in all respects according to the laws of the State of California, excluding conflicts of laws principals which would cause the application of the laws of another jurisdiction.

         SECTION 7.12 DAMAGES. Partnership agrees that any liability of Contributor under any claim brought by Partnership prior to the Closing Date pursuant to this Agreement, shall be limited as set forth in Section 4.4 above, and shall be limited solely to Contributor's interest in the Property, and no other assets of Contributor shall be subject to levy or execution. With respect to any such claim brought by Partnership following the Closing Date, any liability of Contributor shall be limited to Contributor's assets in an amount equal to the amount set forth in Section 4.4 above. Nothing contained in this Agreement shall be construed to limit the parties' rights against one another
(i) as Tenant and Landlord under the Lease, or (ii) as partners under the Partnership Agreement. In no event shall Partnership seek satisfaction for any such obligation from any of Contributor's shareholders, officers, directors, trustees, beneficiaries, employees, agents, legal representatives, successors or assigns, nor shall any such person or entity have any personal liability for any such obligations of Contributor.

         SECTION 7.13 CONFIDENTIALITY. Each party (the "RECEIVING PARTY") hereby acknowledges and agrees that all information regarding the other party's business, assets and financial condition received which is not in the public domain ("CONFIDENTIAL INFORMATION") is to be kept strictly confidential. Accordingly, except as may be required by law or court order, or except to the extent expressly permitted in a writing signed by the party owning the Confidential Information, the Receiving Party shall not, without the prior written consent of the other party, release, publish or otherwise distribute (and shall not authorize or permit any other person or entity to release, publish or otherwise distribute) any Confidential Information other than to the Receiving Party's prospective lenders and legal and financial advisors, each of whom shall agree to hold such information strictly confidential as if such persons were bound by the provisions of this Section.

         SECTION 7.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each such counterpart shall be deemed to be an original; all counterparts so executed shall constitute one instrument and shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the same counterpart.

         SECTION 7.15 ENTIRE AGREEMENT. This Agreement, together with the Lease Documents and the Partnership Agreement and the schedules, attachments, and exhibits attached hereto, incorporates all agreements, warranties, representations and understandings between the parties to the Agreement with respect to the subject matter hereof and constitutes the entire agreement of Contributor and Partnership with respect to the acquisition of the Property by Partnership from Contributor. Any prior or other contemporaneous correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, relating to the acquisition of the Property by Partnership from Contributor are merged herein and replaced in total by this Agreement and the exhibits hereto and shall be of no further force or effect. This Agreement may not be modified or amended except in a writing signed by Contributor, BPA and Partnership.

         SECTION 7.16 NO WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

         SECTION 7.17 FURTHER ACTS. Each party, at the request of the other, shall execute, acknowledge or have notarized (if appropriate) and deliver in a timely manner such additional documents, and do such other additional acts, also in a timely manner, as may be reasonably required in order to accomplish the intent and purposes of this Agreement.

         SECTION 7.18 NO INTENT TO BENEFIT THIRD PARTIES. The parties do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy or benefit by reason of, any provision of this Agreement.

         SECTION 7.19 PERFORMANCE DUE ON DAY OTHER THAN BUSINESS DAY. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday or any other day on which banking institutions in the State of California are authorized or obligated by law or executive order to close (a "HOLIDAY"), the act in question may be performed on the next succeeding day that is not a Saturday, Sunday or Holiday.

         SECTION 7.20 NO JOINT VENTURE. Nothing set forth in this Agreement shall be construed to create a partnership or joint venture among BPA, Partnership and Contributor. Nothing contained in this Agreement shall be deemed to make either party the agent or representative of the other.

         SECTION 7.21 VENUE. Each of the parties hereto consents to the jurisdiction of any court in the County of San Mateo, California for any action arising out of matters related to this Agreement. Each of the parties hereto waives the right to commence an action in connection with this Agreement in any court outside of such County.

         IN WITNESS WHEREOF, Contributor and Partnership have executed this Agreement as of the day and year first written above.

CONTRIBUTOR:               INHALE THERAPEUTIC SYSTEMS INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------
                           Name:
                                -----------------------------------
                           Title:
                                 ----------------------------------

                           By:
                              -------------------------------------
                           Name:
                                -----------------------------------
                           Title:
                                 ----------------------------------


PARTNERSHIP:              INHALE 201 INDUSTRIAL ROAD, L.P.

                          By: SciMed Prop III, Inc., a California corporation, its General Partner

                             By:
                                 ----------------------------------
                                 Alan D. Gold
                                 President


                             By:
                                ------------------------------------
                                Gary A. Kreitzer
                                Executive Vice President


BPA                       BERNARDO PROPERTY ADVISORS, INC.


                          By:
                              -------------------------------------
                              Alan D. Gold
                              President


                          By:
                              -------------------------------------
                              Gary A. Kreitzer
                              Executive Vice President

                                          TABLE OF CONTENTS

                                                                                                        PAGE
ARTICLE I       BASIC DEFINITIONS.........................................................................1

ARTICLE II      CONTRIBUTION..............................................................................4

     Section 2.1   Contribution and Acceptance............................................................4

     Section 2.2   Contributor's Initial Capital Account..................................................4

     Section 2.3   Partnership's Review and Contributor's Disclaimer......................................4

     Section 2.4   Permitted Title Exceptions.............................................................5

ARTICLE III     CONDITIONS PRECEDENT......................................................................6

     Section 3.1   Conditions.............................................................................6

     Section 3.2   Failure or Waiver of Conditions Precedent..............................................7

ARTICLE IV      COVENANTS, WARRANTIES AND REPRESENTATIONS.................................................8

     Section 4.1   Contributor's Warranties and Representations...........................................8

     Section 4.2   Contributor's Covenants...............................................................10

     Section 4.3   Partnership's Warranties and Representations..........................................11

     Section 4.4   Limitations...........................................................................11

     Section 4.5   Indemnifications......................................................................12

ARTICLE V       DEPOSIT..................................................................................12

ARTICLE VI      ESCROW AND CLOSING.......................................................................13

     Section 6.1   Escrow Arrangements...................................................................13

     Section 6.2   Closing...............................................................................14

     Section 6.3   Prorations............................................................................15

     Section 6.4   Other Closing Costs...................................................................15

     Section 6.5   Further Documentation.................................................................16

ARTICLE VII     MISCELLANEOUS............................................................................16

     Section 7.1   Damage or Destruction.................................................................16

     Section 7.2   Brokerage Commissions and Finder's Fees...............................................16

     Section 7.3   Successors and Assigns................................................................16

     Section 7.4   Notices...............................................................................17

     Section 7.5   Time..................................................................................18

     Section 7.6   Possession............................................................................18

     Section 7.7   Incorporation by Reference............................................................18


                                                 i





                                       TABLE OF CONTENTS
                                          (CONTINUED)

                                                                                                        PAGE

     Section 7.8   No Deductions or Off-Sets.............................................................18

     Section 7.9   Attorneys' Fees.......................................................................18

     Section 7.10  Construction..........................................................................18

     Section 7.11  Governing Law.........................................................................18

     Section 7.12  Damages...............................................................................19

     Section 7.13  Confidentiality.......................................................................19

     Section 7.14  Counterparts..........................................................................19

     Section 7.15  Entire Agreement......................................................................19

     Section 7.16  No Waiver.............................................................................19

     Section 7.17  Further Acts..........................................................................20

     Section 7.18  No Intent To Benefit Third Parties....................................................20

     Section 7.19  Performance Due On Day Other Than Business Day........................................20

     Section 7.20  No Joint Venture......................................................................20

     Section 7.21  Venue.................................................................................20


                                             ii.

Exhibit A         Legal Description
Exhibit B         Form of Lease
Exhibit C         Intentionally Deleted
Exhibit D         Form of Deed
Exhibit E         Form of Memorandum of Lease
Exhibit F         Form of Assignment of Intangible Property
Exhibit G-1       Form of Memorandum of Parking Lease
Exhibit G-2       Form of Parking Lease
Exhibit H         Form of Assignment and Assumption Agreement
Schedule 2.2      Construction Costs




                                             iii.

                             EXHIBIT A

                      Property Legal Description

All that certain real property in the State of California, County of San Mateo, City of San Carlos more particularly described as follows:

ALL LANDS LYING WITHIN THE EXTERIOR BOUNDARIES OF THAT MAP ENTITLED "REVERSION TO ACREAGE OF THE LANDS OF ARNDT ELECTRONICS LYING WITHIN THE COUNTY OF SAN MATEO, BEING PARCELS 1,2,3 AND 4 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN VOLUME 51 OF PARCEL MAPS AT PAGE 71 RECORDS OF SAN MATEO," FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON OCTOBER 6, 1986 IN VOLUME 58 OF PARCEL MAPS AT PAGE 13.

ASSESSOR'S PARCEL NOS. 046-020-370    JOINT PLAN NOS.  046-002-020-22A
                       046-020-380                     046-002-020-22-01A
                                                       046-002-020-22-02A
                                                       046-002-020-22-03A
                                                       046-002-020-23A
                                                       046-002-020-23-01A

                                  EXHIBIT B
                                      TO
                            CONTRIBUTION AGREEMENT

                                FORM OF LEASE

  [For text of document refer to EXHIBIT 10.23 to the Company's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2000]

                                    EXHIBIT C

                             [INTENTIONALLY DELETED]

Assessor's Parcel No.

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

MAIL TAX STATEMENTS TO:

Inhale Therapeutic Systems
150 Industrial Road
San Carlos, CA  94070

--------------------------------------------------------------------------------

         The undersigned grantor declares:

         Documentary transfer tax is:

         (   )    computed on full value of property conveyed, or
         (   )    computed on full value less value of liens and encumbrances.

--------------------------------------------------------------------------------

                                   GRANT DEED

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation, HEREBY GRANTS to INHALE 201 INDUSTRIAL ROAD L.P., a California limited partnership, all that real property in San Mateo County, California, described as follows:

      SEE EXHIBIT "A" ATTACHED HERETO AND BY THIS REFERENCE INCORPORATED HEREIN.

This conveyance is made subject to all liens and encumbrances of record.


GRANTOR:                                 INHALE THERAPEUTIC SYSTEMS INC.,
                                         a Delaware corporation

                                         By: ________________________________
                                             Name:
                                             Title:

Date:  _______________ ____, 2000

                      MAIL TAX STATEMENTS AS DIRECTED ABOVE


=====================================================================================================================
STATE OF CALIFORNIA                                           )                  CAPACITY CLAIMED BY SIGNER
                                                              )  ss.             Though statute does not require
COUNTY OF _________________                                   )                  the Notary to fill in the data
                                                                                 below, doing so may prove invaluable
                                                                                 to persons relying on the document.
On _________________________, before me, ________________________________,

Personally appeared ___________________________________ (name of witness),       ''  Individual
                                                                                 ''  Corporate Officer(s)
       / /      personally known to me                                           ''  __________________________

                -or-                                                             ''  Partner(s)    ''  Limited
                                                                                                   ''  General
       / /      proved to me on the basis of satisfactory evidence to be the     ''  Attorney-in-Fact
                person whose name(s) is/are subscribed to the within             ''  Trustee(s)
                instrument and acknowledged to me that he/she/they executed      ''  Guardian/Conservator
                the  same in his/her/their authorized capacity, and that by      ''  Other:____
                his/her/their signature(s) on the instrument the person(s),          __________________________
                or the entity upon behalf of which the person(s) acted,
                executed the instrument.
                                                                                 SIGNER IS REPRESENTING:
                                                                                 Name of person(s) or entity(ies)
                                         WITNESS my hand and official seal.      ________________________________
                                         _________________________________
                                         Signature of Notary                     ________________________________

=====================================================================================================================

 This certificate must be attached to the           Title or Type of Document: ____________________________________
 document described at right:                       Number of Pages: ________________  Date of Document: __________
                                                    Signer other than named above: ________________________________
=====================================================================================================================

                             EXHIBIT A

                      Property Legal Description

All that certain real property in the State of California, County of San Mateo, City of San Carlos more particularly described as follows:

ALL LANDS LYING WITHIN THE EXTERIOR BOUNDARIES OF THAT MAP ENTITLED "REVERSION TO ACREAGE OF THE LANDS OF ARNDT ELECTRONICS LYING WITHIN THE COUNTY OF SAN MATEO, BEING PARCELS 1,2,3 AND 4 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN VOLUME 51 OF PARCEL MAPS AT PAGE 71 RECORDS OF SAN MATEO," FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON OCTOBER 6, 1986 IN VOLUME 58 OF PARCEL MAPS AT PAGE 13.

ASSESSOR'S PARCEL NOS. 046-020-370    JOINT PLAN NOS.  046-002-020-22A
                       046-020-380                     046-002-020-22-01A
                                                       046-002-020-22-02A
                                                       046-002-020-22-03A
                                                       046-002-020-23A
                                                       046-002-020-23-01A

                                                                      EXHIBIT E

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO

Cooley Godward LLP
One Maritime Plaza, 20th Floor
San Francisco, CA  94111
Attn:  Anna B. Pope, Esq.

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE (this "Memorandum") is made and entered into this ____ day of September 2000, by and between INHALE 201 INDUSTRIAL ROAD L.P., a California limited partnership, whose present address is c/o Bernardo Property Advisors, 11440 West Bernardo Court, Suite 208, San Diego, CA 92127 ("Landlord") and INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("Tenant"), whose present address is 150 Industrial Road, San Carlos, CA 94070, with reference to the following facts:

         A. Landlord is the owner of that certain real property located in the City of San Carlos, County of San Mateo, State of California, more particularly described in Exhibit "A" attached hereto (the "Property").

         B. Landlord desires to lease the Property to Tenant, and Tenant desires to lease the Property from Landlord, all subject to the terms and provisions of this Memorandum.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Lease of the Property. Landlord hereby leases the Property to Tenant, and Tenant hereby leases the Property from Landlord for a term of __________(__) years commencing on ___________________ and terminating on
________________, all subject to and on terms and conditions more fully set forth in that certain Lease executed by and between Landlord and Tenant and dated September __, 2000 (the "Lease"). The Lease is incorporated herein by this reference. Should any party require any information concerning the Lease, they should contact the Landlord and Tenant at the above-referenced addresses.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum on the day and year first above written.


TENANT:                                   LANDLORD:

INHALE THERAPEUTIC SYSTEMS INC.           INHALE 201 INDUSTRIAL ROAD L.P.


By:    _____________________________      By:     _____________________________

Name:  _____________________________      Name:    _____________________________

Title: _____________________________      Title:   _____________________________



By:    _____________________________      By:      _____________________________

Name:  _____________________________      Name:    _____________________________

Title: _____________________________      Title:   _____________________________


GRANTOR:                                 INHALE THERAPEUTIC SYSTEMS INC.,
                                         a Delaware corporation

                                         By: ________________________________
                                             Name:
                                             Title:

Date:  _______________ ____, 2000

                      MAIL TAX STATEMENTS AS DIRECTED ABOVE


=====================================================================================================================
STATE OF CALIFORNIA                                           )                  CAPACITY CLAIMED BY SIGNER
                                                              )  ss.             Though statute does not require
COUNTY OF _________________                                   )                  the Notary to fill in the data
                                                                                 below, doing so may prove invaluable
                                                                                 to persons relying on the document.
On _________________________, before me, ________________________________,

Personally appeared ___________________________________ (name of witness),       ''  Individual
                                                                                 ''  Corporate Officer(s)
       / /      personally known to me                                           ''  __________________________

                -or-                                                             ''  Partner(s)    ''  Limited
                                                                                                  ''  General
       / /      proved to me on the basis of satisfactory evidence to be the     ''  Attorney-in-Fact
                person whose name(s) is/are subscribed to the within             ''  Trustee(s)
                instrument and acknowledged to me that he/she/they executed      ''  Guardian/Conservator
                the  same in his/her/their authorized capacity, and that by      ''  Other:____
                his/her/their signature(s) on the instrument the person(s),          __________________________
                or the entity upon behalf of which the person(s) acted,
                executed the instrument.
                                                                                 SIGNER IS REPRESENTING:
                                                                                 Name of person(s) or entity(ies)
                                         WITNESS my hand and official seal.      ________________________________
                                         _________________________________
                                         Signature of Notary                     ________________________________

=====================================================================================================================

 This certificate must be attached to the           Title or Type of Document: ____________________________________
 document described at right:                       Number of Pages: ________________  Date of Document: __________
                                                    Signer other than named above: ________________________________
=====================================================================================================================


=====================================================================================================================
STATE OF CALIFORNIA                                           )                  CAPACITY CLAIMED BY SIGNER
                                                              )  ss.             Though statute does not require
COUNTY OF _________________                                   )                  the Notary to fill in the data
                                                                                 below, doing so may prove invaluable
                                                                                 to persons relying on the document.
On _________________________, before me, ________________________________,

Personally appeared ___________________________________ (name of witness),       ''  Individual
                                                                                 ''  Corporate Officer(s)
       / /      personally known to me                                           ''  __________________________

                -or-                                                             ''  Partner(s)    ''  Limited
                                                                                                   ''  General
       / /      proved to me on the basis of satisfactory evidence to be the     ''  Attorney-in-Fact
                person whose name(s) is/are subscribed to the within             ''  Trustee(s)
                instrument and acknowledged to me that he/she/they executed      ''  Guardian/Conservator
                the  same in his/her/their authorized capacity, and that by      ''  Other:____
                his/her/their signature(s) on the instrument the person(s),          __________________________
                or the entity upon behalf of which the person(s) acted,
                executed the instrument.
                                                                                 SIGNER IS REPRESENTING:
                                                                                 Name of person(s) or entity(ies)
                                          WITNESS my hand and official seal.     ________________________________
                                          _________________________________
                                          Signature of Notary                    ________________________________

=====================================================================================================================

 This certificate must be attached to the           Title or Type of Document: ____________________________________
 document described at right:                       Number of Pages: ________________  Date of Document: __________
                                                    Signer other than named above: ________________________________
=====================================================================================================================

                                                                      EXHIBIT F


                        ASSIGNMENT OF INTANGIBLE PROPERTY

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("Assignor"), hereby assigns, transfers and conveys to INHALE 201 INDUSTRIAL ROAD L.P., a California limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property (including, without limitation, Contributor's interest in the Construction Contracts), as defined in that certain Contribution Agreement for the contribution of 201 Industrial Road, San Carlos, California dated September __, 2000 (the "Agreement"), entered into by and between Assignor, as "Contributor," and Assignee, as "Partnership."

         In accordance with the Agreement, Assignee hereby assumes all obligations of the owner of the Intangible Property arising on or after the date of this Assignment (collectively, the "Assigned Obligations"), and Assignee agrees to indemnify and defend Assignor against, to hold Assignor harmless from, and to reimburse Assignor for, any and all loss, cost, liability and expense (including attorneys', fees) arising out of or relating to any breach or alleged breach of the Assigned Obligations occurring (or alleged to have occurred) on or after the date of this Assignment. Assignor agrees to indemnify and defend Assignee against, to hold Assignee harmless from, and to reimburse Assignee for, any and all loss, cost, liability and expense (including attorneys', fees) arising out of or relating to any breach or alleged breach of the Assigned Obligations occurring (or alleged to have occurred) prior to the date of this Assignment.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment Intangible Property as of September __, 2000.


ASSIGNOR:                              INHALE THERAPEUTIC SYSTEMS INC.,
                                       a Delaware corporation

                                       By: __________________________________
                                           Name:
                                           Title:

ASSIGNEE:                              INHALE 201 INDUSTRIAL ROAD L.P., a
                                       California limited partnership

                                       By: __________________________________
                                           Its:

                                                                    EXHIBIT G-1

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO

Cooley Godward LLP
One Maritime Plaza, 20th Floor
San Francisco, CA  94111
Attn:  Anna B. Pope, Esq.

                           MEMORANDUM OF PARKING LEASE

         THIS MEMORANDUM OF PARKING LEASE (this "Memorandum") is made and entered into effective September __, 2000, by and between INHALE 201 INDUSTRIAL ROAD L.P. a California limited partnership, whose present address is c/o Bernardo Property Advisors, Inc., 11440 West Bernardo Court, Suite 208, San Diego, California 92127 ("Landlord") and INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("Tenant"), whose present address is 150 Industrial Road, San Carlos, CA 94070, for the benefit of each other and the City of San Carlos, a municipal corporation (the "City") and with reference to the following facts:

                                    RECITALS

         A. Landlord is the owner of fee title to that certain real property commonly known as 201 Industrial Road, San Carlos, California, more particularly described on the attached Exhibit A (referred to herein as "201 Industrial Road");

         B. TMT Associates, LLC, a California limited liability company ("TMT") is the owner of fee title to that certain real property commonly known as 150 Industrial Road, San Carlos California, more particularly described on the attached Exhibit B (referred to herein as "150 Industrial Road");

         C. Tenant leases 201 Industrial Road from Landlord pursuant to a Build-to-Suit Lease dated as of September ___, 2000 (as amended from time to time, the "Inhale 201 Lease"), and leases 150 Industrial Road from TMT pursuant to a lease dated October 1996 (as amended from time to time, the "Inhale 150 Lease").

         D. In the event that Tenant elects to expand its facility at 150 Industrial Road ("Inhale's Proposed Expansion"), the City will require additional parking of up to 190 parking spaces be provided, and pursuant to the City's Ordinance Number 1257, adopted April 12, 1999, one way in which such additional parking can be provided is through the leasing of the required spaces on 201 Industrial Road for Tenant's use in connection with its use of its facility at 150 Industrial Road.

                                    AGREEMENT

         NOW, THEREFORE, subject to and on terms and conditions more fully set forth in that certain Parking Lease executed by and between Landlord and Tenant and dated as of September ____, 2000 (the "Parking Lease"), which is hereby incorporated herein by this reference, the parties hereto hereby agree as follows:

         1. PREMISES. Landlord hereby leases to Tenant one hundred and ninety
(190) parking spaces located in the area described in Exhibit C attached hereto and made a part hereof (the "Inhale Parking Area"), for the sole purpose of parking vehicles by employees and invitees of Tenant. Landlord reserves the right to reconfigure and/or relocate the location of the Inhale Parking Area at 201 Industrial Road.

         2. TERM. The term shall commence on the date hereof and shall terminate on the date Tenant, or its successor or assignee, ceases to operate its business at 150 Industrial Road, San Carlos, California.

         3. FURTHER INFORMATION. Should any party require any information concerning the Parking Lease, such party should contact the Landlord and Tenant at the above-referenced addresses.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum on the day and year first above written.


TENANT:                                   LANDLORD:

INHALE THERAPEUTIC SYSTEMS INC.         INHALE 201 INDUSTRIAL ROAD L.P.

                                        BY: SciMed Prop III, its General Partner

By:    _____________________________    By:      _____________________________

Name:  _____________________________    Name:    _____________________________

Title: _____________________________    Title:   _____________________________



By:    _____________________________    By:      _____________________________

Name:  _____________________________    Name:    _____________________________

Title: _____________________________    Title:   _____________________________


=====================================================================================================================
STATE OF CALIFORNIA                                           )                  CAPACITY CLAIMED BY SIGNER
                                                              )  ss.             Though statute does not require
COUNTY OF _________________                                   )                  the Notary to fill in the data
                                                                                 below, doing so may prove invaluable
                                                                                 to persons relying on the document.
On _________________________, before me, ________________________________,

Personally appeared ___________________________________ (name of witness),       ''  Individual
                                                                                 ''  Corporate Officer(s)
       / /      personally known to me                                           ''  __________________________

                -or-                                                             ''  Partner(s)    ''  Limited
                                                                                                   ''  General
       / /      proved to me on the basis of satisfactory evidence to be the     ''  Attorney-in-Fact
                person whose name(s) is/are subscribed to the within             ''  Trustee(s)
                instrument and acknowledged to me that he/she/they executed      ''  Guardian/Conservator
                the  same in his/her/their authorized capacity, and that by      ''  Other:____
                his/her/their signature(s) on the instrument the person(s),          __________________________
                or the entity upon behalf of which the person(s) acted,
                executed the instrument.
                                                                                 SIGNER IS REPRESENTING:
                                                                                 Name of person(s) or entity(ies)
                                         WITNESS my hand and official seal.      ________________________________
                                         _________________________________
                                         Signature of Notary                     ________________________________

=====================================================================================================================

 This certificate must be attached to the           Title or Type of Document: ____________________________________
 document described at right:                       Number of Pages: ________________  Date of Document: __________
                                                    Signer other than named above: ________________________________
=====================================================================================================================


=====================================================================================================================
STATE OF CALIFORNIA                                           )                  CAPACITY CLAIMED BY SIGNER
                                                              )  ss.             Though statute does not require
COUNTY OF _________________                                   )                  the Notary to fill in the data
                                                                                 below, doing so may prove invaluable
                                                                                 to persons relying on the document.
On _________________________, before me, ________________________________,

Personally appeared ___________________________________ (name of witness),       ''  Individual
                                                                                 ''  Corporate Officer(s)
       / /      personally known to me                                           ''  __________________________

                -or-                                                             ''  Partner(s)    ''  Limited
                                                                                                   ''  General
       / /      proved to me on the basis of satisfactory evidence to be the     ''  Attorney-in-Fact
                person whose name(s) is/are subscribed to the within             ''  Trustee(s)
                instrument and acknowledged to me that he/she/they executed      ''  Guardian/Conservator
                the  same in his/her/their authorized capacity, and that by      ''  Other:____
                his/her/their signature(s) on the instrument the person(s),          __________________________
                or the entity upon behalf of which the person(s) acted,
                executed the instrument.
                                                                                 SIGNER IS REPRESENTING:
                                                                                 Name of person(s) or entity(ies)
                                         WITNESS my hand and official seal.      ________________________________
                                         _________________________________
                                         Signature of Notary                     ________________________________

=====================================================================================================================

 This certificate must be attached to the           Title or Type of Document: ____________________________________
 document described at right:                       Number of Pages: ________________  Date of Document: __________
                                                    Signer other than named above: ________________________________
=====================================================================================================================

                             EXHIBIT A

                      Property Legal Description

All that certain real property in the State of California, County of San Mateo, City of San Carlos more particularly described as follows:

ALL LANDS LYING WITHIN THE EXTERIOR BOUNDARIES OF THAT MAP ENTITLED "REVERSION TO ACREAGE OF THE LANDS OF ARNDT ELECTRONICS LYING WITHIN THE COUNTY OF SAN MATEO, BEING PARCELS 1,2,3 AND 4 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN VOLUME 51 OF PARCEL MAPS AT PAGE 71 RECORDS OF SAN MATEO," FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON OCTOBER 6, 1986 IN VOLUME 58 OF PARCEL MAPS AT PAGE 13.

ASSESSOR'S PARCEL NOS. 046-020-370    JOINT PLAN NOS.  046-002-020-22A
                       046-020-380                     046-002-020-22-01A
                                                       046-002-020-22-02A
                                                       046-002-020-22-03A
                                                       046-002-020-23A
                                                       046-002-020-23-01A

                                     EXHIBIT B


       [For the text of this document refer to Exhibit C of EXHIBIT 10.25 to the Company's Quarterly Report on Form 10-Q for the period Ended September 30, 2000]

                                     EXHIBIT G-2
                                          TO
                                CONTRIBUTION AGREEMENT

                                 FORM OF PARKING LEASE


       [For the text of this document refer to EXHIBIT 10.25 to the Company's Quarterly Report on Form 10-Q for the period Ended September 30, 2000]

                                                                      EXHIBIT H


                                   ASSIGNMENT

         This Assignment dated as of September __, 2000 (the "ASSIGNMENT"), is entered into by and between INHALE THERAPEUTIC SYSTEMS, INC., a Delaware corporation ("ASSIGNOR") and INHALE 201 INDUSTRIAL ROAD, L.P., a California limited partnership ("ASSIGNEE").

                                    RECITALS:

         A. Assignor is a party to certain agreements executed in connection with that certain real property commonly known as 201 Industrial Road, San Carlos, California (the "PROPERTY") as more fully described in EXHIBIT A attached hereto, which agreements are described in Schedule 1 attached hereto (the "AGREEMENTS"); and

         B. Assignor desires to assign its rights and delegate its duties in the Agreements to Assignee, and Assignee desires to accept the assignment and delegation thereof.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Effective as of the Effective Date (as defined below): (i) Assignor hereby assigns to Assignee all of its right, title and interest in and to the Agreements, and (ii) Assignee does hereby accept this assignment and, for the benefit of Assignor, expressly assumes and agrees to hereafter perform all of the terms, covenants, conditions and obligations of Assignor under the Agreements.

         2. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys' fees, arising out of or relating to events occurring prior to the Effective Date (as defined below) and arising out of Assignor's obligations under the Agreements.

         3. Assignee hereby agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys' fees, arising out of or relating to events occurring after the Effective Date and arising out of Assignee's obligations under the Agreements.

         4. In the event of any litigation arising out of this Assignment, the non-prevailing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, attorneys' fees.

         5. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

         6. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

         7. This Assignment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Assignment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

         8. For purposes of this Assignment, the "EFFECTIVE DATE" shall be the date of recordation of the Deed, as defined in that certain Contribution Agreement, dated as of September __, 2000 between Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:                           ASSIGNEE:

INHALE THERAPEUTIC SYSTEMS, INC.,   INHALE 201 INDUSTRIAL ROAD, L.P.
a Delaware corporation.             a California limited partnership

                                    By Scimed Prop III, a California corporation
                                    General Partner

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________

                                   SCHEDULE 1
                                   AGREEMENTS

1.       Building 4, Phase 1 A Two Story Research & Development Laboratory
         Office Shell Improvements (dated as of March 16, 1999) between Inhale
         Therapeutic Systems, Inc. and Dowler Gruman Architects

2. Building 4, Phase 1 A Core Improvements (dated as of July 18, 2000) between Inhale Therapeutic Systems, Inc. and Dowler Gruman Architects

3. Building 4, Phase 1, Shell and Core (base agreement, general conditions and supplementary general conditions) dated as of August 19, 1999 between Inhale Therapeutic Systems, Inc. and South Bay
         Construction, Inc.
4. Building 4, Phase A, Interior Core Improvements (base agreement, general conditions and supplementary general conditions) dated as of March 14, 2000 between Inhale Therapeutic Systems, Inc. and
         Rudolph & Sletten, Inc.

                                  SCHEDULE 2.2

                               CONSTRUCTION COSTS

                                    SCHEDULE 2.2 - REIMBURSEMENT OF CONSTRUCTION COSTS THROUGH ESCROW
                                    -----------------------------------------------------------------
CATEGORY                                        VENDOR                     DESCRIPTION                 AMOUNT            TOTAL
--------                                 ----------------------    ----------------------------    --------------    ---------------
SITEWORK                                 South Bay Construction    Phase 1 - Draws 1-8             Included Below

BUILDING & PARKING                       South Bay Construction    Phase 1 - Draws 1-8              $8,490,593.09    $ 8,490,593.09
                                         South Bay Change Order                                     $1,109,308.13    $ 1,109,308.13

TENANT IMPROVEMENTS
     Phase 1A                            Enslow Consulting         Phase 1 TI - Consulting              32,199.31      2,897,045.21
                                         Dowler-Gruman             Phase 1A TI - Architecture          248,595.89
                                         Dowler-Gruman             Phase 1A TI - Architecture           17,748.01
                                         Rudolph and Sletten       Phase 1A TI - General Contr.      2,598,502.00

     Phase 1B                            Dowler-Gruman             Phase 1B TI - Architecture            4,595.00         10,210.00
                                         Dowler-Gruman             Phase 1B TI - Architecture            5,615.00

SOFT COSTS
     Architecture/Eng/Cons               Dowler-Gruman             Architects                          902,958.21      1,175,317.90
                                         Geomatrix                 Geotechnical                         93,623.52
                                         Smith-Emery               Consulting                           38,238.35
                                         Enslow Consulting         Consulting                          135,323.38
                                         Various                   Consulting                            5,174.44

TOTAL CONSTRUCTION COSTS PAID                                                                                         13,682,474.32
LESS: LOAN CREDIT                                                                                                     (3,000,000.00)
LESS: TENANT CONTRIBUTION FOR SHELL COST                                                                                (479,387.00)
                                         NET REIMBURSEMENT TO INHALE THROUGH ESCROW                                  $10,203,087.32